UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2020

Item 1:	Report(s) to Shareholders.

Semiannual Report  |  August 31, 2020
Schwab Global Real Estate Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 2020
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	-12.21%
FTSE EPRA Nareit Global Index (Net)*	-10.39%
Fund Category: Morningstar Global Real Estate[1]	-6.86%
Performance Details	pages 7-8
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
The six-month reporting period ended August 31, 2020 has been witness to a number of historic events that have significantly impacted lives on both a personal and economic level. This period was also one of the most volatile investing environments on record. Up until the last week of February, U.S. stock market performance was strong, with the longest bull market cycle in history continuing and major equity indices hitting new highs. Global real estate securities were also generating positive returns, supported by accommodative monetary policies and solid fundamentals. But the rapid spread of COVID-19 around the world brought many economies to an abrupt halt and sent stock markets reeling. A new record was set for the fastest U.S. market decline, with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% over just 22 trading days in late February and early March. International markets saw similar sell-offs. Stay-at-home orders, business closures, and social distancing restrictions resulted in steep declines in global real estate securities, particularly commercial real estate securities and real estate investment trusts. By the end of the reporting period, however, many stocks had rebounded and major equity indices reached new highs in August. Global real estate securities, however, showed fewer signs of recovery, though certain segments fared better than others. In this environment, the S&P 500® Index returned 19.6% for the six-month reporting period ended August 31, 2020, while the MSCI EAFE® Index (Net)* returned 7.1%. The FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned -10.4% for the same period.
This varied performance of asset classes is a good reminder of the importance of diversification. At Charles Schwab Investment Management, we believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. Since real estate securities tend to be influenced by a different combination of factors than stocks and bonds, the Schwab Global Real Estate Fund may add another layer of diversification when combined with more traditional asset classes in a portfolio. The Schwab Global Real Estate Fund also offers active management by an experienced investment team that examines country specific trends, as well as the fundamentals and risks of individual securities, in making buy and sell decisions. Investors in the fund may benefit not only from convenient access to the global real estate market but also from a disciplined investment process.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ Since real estate securities tend to be influenced by a different combination of factors than stocks and bonds, the Schwab Global Real Estate Fund may add another layer of diversification when combined with more traditional asset classes in a portfolio.”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
The Investment Environment

The six-month reporting period ended August 31, 2020 was a historically volatile one for global equity markets. The COVID-19 pandemic wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. International securities followed suit. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S., historic volatility remained. Global real estate securities began to recover somewhat, although not to the extent of major market indices, several of which hit new highs by the end of the reporting period. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned -10.39%, while the Dow Jones U.S. Select REIT IndexTM, which represents U.S. real estate investment trusts (REITs) returned -11.76%. The S&P 500® Index, returned 19.63% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned 7.10% and 11.23%, respectively.
Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth in its record eleventh year of expansion, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through August, dropping below double digits in August. Consumer confidence, which remained solid through February, also fell steeply in March and April. By June, consumer confidence recovered before falling again in July and August. Inflation crept up slightly in January and February, before retreating in March, April, and May, with April seeing the largest monthly decline since December 2008. Inflation began to climb again in June.
Asset Class Performance Comparison % returns during the 6 months ended August 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
The Investment Environment (continued)

Outside the U.S., economic conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic, which exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. Oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell to negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand stabilized. First and second quarter 2020 GDP contracted in the eurozone and the United Kingdom. Japan’s economy also contracted in the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, declined sharply, although China’s GDP rebounded in the second quarter of 2020.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates during the reporting period—by 0.50% in early March and by 1.00% in mid-March—resulting in a federal funds rate of 0.00% to 0.25%. Demand for U.S. Treasuries surged, driving yields to historic lows. Short-term rates fell steeply in response to the federal funds rate cuts, with the three-month U.S. Treasury yield falling from 1.99% to 0.11%. Longer-term yields also fell, with the yield on the 10-year U.S. Treasury falling from 1.50% to 0.72%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held interest rates at 0.00%, unchanged since March 2016 and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates, in emergency moves to help mitigate the detrimental impacts of the COVID-19 pandemic.
Despite low interest rates, REITs fell under severe pressure during the reporting period as funding for development waned and demand in multiple sectors fell. Among REIT sub-industries in the Dow Jones Select U.S. REIT IndexTM, all but two, industrial REITs and specialized REITs, posted negative returns for the reporting period. Industrial REITs benefitted from a surge in e-commerce that boosted demand for facilities. Speciailized REITs benefited from positive performance of data centers and infrastructure REITs as a result of increased demand for online and mobile communications. Retail REITs and hotel & resort REITs were particularly hard-hit amid diminishing consumer spending and curtailed leisure and business travel.
Most real estate markets outside the U.S. experienced declines over the reporting period. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, most posted negative returns for the reporting period. The strongest performers for the reporting period were real estate securities in Russia, Kuwait, and Germany. Real estate securities in Finland and Ireland also posted positive returns. Returns on real estate securities in the Netherlands, South Africa, and Brazil were weak for the reporting period, as were those in the Italy and Indonesia.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the fund and leads the Active Equities portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management (now known as Allianz Global Investors) and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at Barclays Global Investors (now known as BlackRock, Inc.), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Average Annual Total Returns1
Fund and Inception Date	6 Months	1 Year	5 Years	10 Years
Fund: Schwab Global Real Estate Fund (5/31/07)	-12.21%	-12.45%	4.25%	5.92%
FTSE EPRA Nareit Global Index (Net)[2]	-10.39%	-12.80%	3.39%	5.64%
Fund Category: Morningstar Global Real Estate[3]	-6.86%	-8.03%	4.18%	6.25%
Fund Expense Ratios[4]: Net 1.05%; Gross 1.12%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of August 31, 2020

Statistics
Number of Holdings	185
Weighted Average Market Cap (millions)	$14,614
Price/Earnings Ratio (P/E)	14.5
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate	33% [1]
Industry Weightings % of Investments

Top Holdings % of Net Assets2
Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	Not annualized.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2020 and held through August 31, 2020.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/20	Ending Account Value (Net of Expenses) at 8/31/20	Expenses Paid During Period 3/1/20-8/31/20[2]
Schwab Global Real Estate Fund
Actual Return	1.05%	$1,000.00	$ 877.90	$4.97
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.91	$5.35

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Statements
Financial Highlights
	3/1/20– 8/31/20*	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16
Per-Share Data
Net asset value at beginning of period	$7.53	$7.70	$7.28	$7.37	$6.74	$7.39
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.19	0.20	0.19	0.16	0.13
Net realized and unrealized gains (losses)	(1.03)	0.24	0.51	0.04	0.80	(0.57)
Total from investment operations	(0.92)	0.43	0.71	0.23	0.96	(0.44)
Less distributions:
Distributions from net investment income	(0.02)	(0.55)	(0.29)	(0.32)	(0.33)	(0.21)
Distributions from net realized gains	—	(0.05)	—	—	—	—
Total distributions	(0.02)	(0.60)	(0.29)	(0.32)	(0.33)	(0.21)
Net asset value at end of period	$6.59	$7.53	$7.70	$7.28	$7.37	$6.74
Total return	(12.21%) [2]	5.34%	10.01%	3.04%	14.46%	(6.04%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.05% [3]	1.05%	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	1.13% [3]	1.12%	1.12%	1.12%	1.14%	1.14%
Net investment income (loss)	3.52% [3]	2.36%	2.68%	2.53%	2.16%	1.89%
Portfolio turnover rate	33% [2]	96%	90%	96%	105%	91%
Net assets, end of period (x 1,000,000)	$264	$304	$296	$277	$260	$244

*	Unaudited.
1
Calculated based on the average shares outstanding during the period.
2
Not annualized.
3
Annualized.

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2020 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets

Australia 2.9%
BWP Trust	63,046	188,570
Charter Hall Long Wale REIT	350,345	1,275,689
Dexus	84,843	551,713
Growthpoint Properties Australia Ltd.	560,002	1,380,934
Ingenia Communities Group	439,548	1,524,345
Mirvac Group	308,752	479,284
Scentre Group	59,219	98,572
Stockland	653,847	1,906,535
The GPT Group	109,547	308,931
		7,714,573

Austria 0.6%
IMMOFINANZ AG *	53,691	887,821
S IMMO AG *	33,672	609,970
		1,497,791

Brazil 0.5%
BR Malls Participacoes S.A.	221,230	374,740
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	63,400	279,013
Direcional Engenharia SA	103,700	282,225
Ez Tec Empreendimentos e Participacoes S.A.	49,662	352,080
		1,288,058

Canada 2.9%
Artis Real Estate Investment Trust	243,977	1,636,676
Boardwalk Real Estate Investment Trust	91,190	2,114,145
Cominar Real Estate Investment Trust	49,782	268,690
Dream Industrial Real Estate Investment Trust	176,260	1,510,781
Granite Real Estate Investment Trust	22,029	1,310,408
H&R Real Estate Investment Trust	113,258	875,256
RioCan Real Estate Investment Trust	1,400	16,325
		7,732,281

China 2.7%
China Resources Land Ltd.	840,000	3,880,472
Powerlong Real Estate Holdings Ltd.	4,731,000	3,419,401
		7,299,873

Finland 0.9%
Kojamo Oyj	99,281	2,405,709

France 0.7%
Covivio	12,681	937,894
Gecina S.A.	3,191	438,755
Security	Number of Shares	Value ($)
Klepierre S.A.	17,755	292,280
Mercialys S.A.	16,661	106,797
		1,775,726

Germany 5.2%
alstria Office REIT-AG	30,600	457,552
Deutsche Euroshop AG *	14,867	221,894
Deutsche Wohnen SE	71,282	3,802,735
DIC Asset AG	125,339	1,653,154
LEG Immobilien AG	17,450	2,564,156
PATRIZIA AG	6,236	183,730
Sirius Real Estate Ltd	599,590	599,709
TAG Immobilien AG	13,075	391,990
TLG Immobilien AG *	41,764	847,475
Vonovia SE	41,428	2,964,827
		13,687,222

Hong Kong 10.3%
Champion REIT	3,161,726	1,671,101
China Overseas Grand Oceans Group Ltd.	359,000	233,503
CK Asset Holdings Ltd.	577,646	3,135,284
Gemdale Properties & Investment Corp., Ltd.	14,374,000	2,555,077
Kerry Properties Ltd.	373,396	969,838
Link REIT	166,900	1,327,731
Longfor Group Holdings Ltd.	768,954	4,068,162
Shenzhen Investment Ltd.	5,408,000	1,832,959
Shimao Property Holdings Ltd.	633,500	2,847,094
Sino Land Co., Ltd.	1,757,841	2,045,946
Sunac China Holdings Ltd.	354,225	1,486,970
Yuexiu Property Co., Ltd.	26,226,000	5,001,437
		27,175,102

Indonesia 0.3%
PT Pakuwon Jati Tbk *	31,156,700	872,710

Ireland 0.1%
Hibernia REIT plc	173,256	246,265

Italy 0.2%
Immobiliare Grande Distribuzione SIIQ S.p.A.	160,424	589,365

Japan 9.6%
Activia Properties, Inc.	237	891,461
Aeon Mall Co., Ltd.	17,309	228,725
Daiwa House Industry Co., Ltd.	6,800	181,825
Daiwa Office Investment Corp.	337	1,952,281
Daiwa Securities Living Investments Corp.	764	761,720
Global One Real Estate Investment Corp.	2,007	2,007,373
Goldcrest Co., Ltd.	78,300	1,086,806
Hankyu Hanshin REIT, Inc.	2,114	2,375,463

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Hulic Co., Ltd.	312,900	2,846,482
Invincible Investment Corp.	3,899	1,161,465
Japan Real Estate Investment Corp.	54	302,394
Kenedix Retail REIT Corp.	844	1,731,072
LaSalle Logiport REIT	164	275,161
MCUBS MidCity Investment Corp.	2,686	2,076,073
Mitsubishi Estate Co., Ltd.	79,366	1,242,055
Mitsui Fudosan Co., Ltd.	9,506	171,964
Nippon Building Fund, Inc.	82	493,772
Nomura Real Estate Master Fund, Inc.	322	412,727
Orix JREIT, Inc.	207	307,527
Premier Investment Corp.	1,259	1,485,136
Sekisui House Reit, Inc.	1,156	816,109
Sumitomo Realty & Development Co., Ltd.	87,702	2,586,583
		25,394,174

Luxembourg 1.7%
Aroundtown S.A. *	502,905	2,754,926
Grand City Properties S.A.	65,162	1,673,761
		4,428,687

Mexico 0.5%
Concentradora Fibra Danhos S.A. de C.V.	433,025	407,457
Macquarie Mexico Real Estate Management S.A. de C.V.	778,467	904,690
		1,312,147

Netherlands 0.3%
NSI N.V.	9,424	337,203
Unibail-Rodamco-Westfield	11,116	517,277
		854,480

Norway 0.5%
Entra A.S.A.	106,485	1,453,473

Philippines 0.5%
Altus Property Ventures, Inc. *(a)	17,850	4,602
Megaworld Corp. *(a)	17,161,900	1,029,090
Robinsons Land Corp. (a)	927,100	279,447
		1,313,139

Singapore 4.5%
Ascendas Real Estate Investment Trust	564,654	1,375,716
CapitaLand Mall Trust	93,896	135,052
CapitaLand Retail China Trust	326,300	275,357
City Developments Ltd.	72,100	424,860
ESR-REIT	4,253,300	1,263,695
First Real Estate Investment Trust	1,000,700	363,585
Fortune Real Estate Investment Trust	686,000	592,573
Frasers Logistics & Commercial Trust	694,000	682,223
Keppel DC REIT	724,100	1,547,295
Starhill Global REIT	1,131,100	369,478
UOL Group Ltd.	937,100	4,519,628
Yanlord Land Group Ltd.	354,100	314,535
		11,863,997

Spain 0.2%
Merlin Properties Socimi S.A.	56,624	508,488

Security	Number of Shares	Value ($)
Sweden 2.9%
Castellum AB	12,395	254,076
Dios Fastigheter AB	28,324	182,943
Kungsleden AB	329,369	2,609,119
Nyfosa AB *	305,846	2,211,259
Wihlborgs Fastigheter AB	147,694	2,367,293
		7,624,690

United Kingdom 4.5%
Civitas Social Housing plc	957,838	1,416,648
Derwent London plc	20,198	762,134
GCP Student Living plc	89,610	164,922
Land Securities Group plc	217,950	1,689,247
LXI REIT plc	871,685	1,329,414
Regional REIT Ltd.	225,325	230,420
Safestore Holdings plc	39,682	415,402
Segro plc	213,611	2,715,896
The British Land Co., plc	277,228	1,353,008
Workspace Group plc	229,594	1,745,961
		11,823,052

United States 47.1%
Alexander & Baldwin, Inc. *	170,239	2,061,594
Alexander's, Inc.	4,761	1,214,388
Alexandria Real Estate Equities, Inc.	13,600	2,289,968
American Assets Trust, Inc.	28,441	726,668
American Homes 4 Rent, Class A	66,936	1,917,047
American Tower Corp.	4,432	1,104,233
Americold Realty Trust	18,513	709,974
AvalonBay Communities, Inc.	24,056	3,802,291
Boston Properties, Inc.	25,544	2,219,007
Braemar Hotels & Resorts, Inc.	10,300	24,617
Brixmor Property Group, Inc.	115,913	1,367,773
Camden Property Trust	19,826	1,802,977
CareTrust REIT, Inc.	24,500	474,565
Chatham Lodging Trust	97,400	674,008
Corporate Office Properties Trust	128,592	3,168,507
Cousins Properties, Inc.	97,499	2,910,345
CyrusOne, Inc.	27,820	2,323,805
Digital Realty Trust, Inc.	30,058	4,678,528
Duke Realty Corp.	46,786	1,803,600
EastGroup Properties, Inc.	20,800	2,769,728
Equinix, Inc.	5,714	4,512,803
Equity LifeStyle Properties, Inc.	60,414	4,004,844
Equity Residential	55,074	3,108,927
Essex Property Trust, Inc.	24,439	5,291,288
Extra Space Storage, Inc.	7,297	777,495
First Industrial Realty Trust, Inc.	47,472	2,024,681
Gaming & Leisure Properties, Inc.	54,767	1,990,781
Getty Realty Corp.	38,000	1,113,020
Gladstone Commercial Corp.	27,099	531,411
Global Medical REIT, Inc.	161,529	2,065,956
Global Net Lease, Inc.	65,127	1,139,723
Healthpeak Properties, Inc.	46,053	1,272,905
Host Hotels & Resorts, Inc.	169,063	1,898,578
Innovative Industrial Properties, Inc.	2,885	355,115
Invitation Homes, Inc.	79,800	2,284,674
Kimco Realty Corp.	80,482	964,979
Lexington Realty Trust	111,711	1,270,154
Life Storage, Inc.	8,154	859,676
Medical Properties Trust, Inc.	51,716	960,883
Mid-America Apartment Communities, Inc.	33,155	3,883,114
National Retail Properties, Inc.	35,678	1,264,428
National Storage Affiliates Trust	32,241	1,106,189

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Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

Security	Number of Shares	Value ($)
New Senior Investment Group, Inc.	126,146	552,520
Office Properties Income Trust	110,505	2,634,439
Omega Healthcare Investors, Inc.	52,740	1,633,358
One Liberty Properties, Inc.	34,781	666,404
Paramount Group, Inc.	58,972	436,393
Physicians Realty Trust	51,681	938,010
Piedmont Office Realty Trust, Inc., Class A	107,385	1,644,064
Prologis, Inc.	146,234	14,895,395
PS Business Parks, Inc.	2,486	313,733
Public Storage	16,779	3,563,860
QTS Realty Trust, Inc., Class A	21,209	1,438,394
Realty Income Corp.	6,200	384,586
Regency Centers Corp.	41,342	1,641,691
RLJ Lodging Trust	5,600	52,864
Sabra Health Care REIT, Inc.	74,704	1,107,860
Saul Centers, Inc.	7,100	198,942
Simon Property Group, Inc.	40,091	2,720,174
Spirit Realty Capital, Inc.	47,128	1,673,515
Sunstone Hotel Investors, Inc.	30,804	256,597
Universal Health Realty Income Trust	8,400	560,448
Urstadt Biddle Properties, Inc., Class A	74,679	694,515
Ventas, Inc.	29,900	1,232,179
VICI Properties, Inc.	20,600	460,204
Welltower, Inc.	54,186	3,116,779
WP Carey, Inc.	8,384	581,598
Xenia Hotels & Resorts, Inc.	35,300	316,994
		124,440,763
Total Common Stock
(Cost $273,370,957)		263,301,765
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Australian Dollar
0.01%, 09/01/20 (b)	136,979	101,028
EURO
(0.69%), 09/01/20 (b)(c)	11,127	13,278
Singapore Dollar
0.01%, 09/01/20 (b)	66,656	48,992
Total Short-Term Investments
(Cost $163,298)		163,298
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the current daily overnight rate.
(c)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

REIT —	Real Estate Investment Trust

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Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$134,773,249	$—	$—	$134,773,249
Australia	—	7,714,573	—	7,714,573
Austria	609,970	887,821	—	1,497,791
China	—	7,299,873	—	7,299,873
Finland	—	2,405,709	—	2,405,709
France	—	1,775,726	—	1,775,726
Germany	457,552	13,229,670	—	13,687,222
Hong Kong	—	27,175,102	—	27,175,102
Indonesia	—	872,710	—	872,710
Ireland	—	246,265	—	246,265
Italy	—	589,365	—	589,365
Japan	—	25,394,174	—	25,394,174
Luxembourg	—	4,428,687	—	4,428,687
Netherlands	—	854,480	—	854,480
Norway	—	1,453,473	—	1,453,473
Philippines	—	—	1,313,139	1,313,139
Singapore	—	11,863,997	—	11,863,997
Spain	—	508,488	—	508,488
Sweden	—	7,624,690	—	7,624,690
United Kingdom	230,420	11,592,632	—	11,823,052
Short-Term Investments[1]	—	163,298	—	163,298
Total	$136,071,191	$126,080,733	$1,313,139	$263,465,063
[1]	As categorized in Portfolio Holdings.

Schwab Global Real Estate Fund  |  Semiannual Report
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Schwab Global Real Estate Fund
Statement of Assets and Liabilities

As of August 31, 2020; unaudited
Assets
Investments in unaffiliated issuers, at value (cost $273,534,255)		$263,465,063
Foreign currency, at value (cost $13,136)		13,268
Receivables:
Investments sold		320,866
Fund shares sold		716,782
Dividends		495,096
Foreign tax reclaims		109,349
Prepaid expenses	+	18,690
Total assets		265,139,114
Liabilities
Payables:
Investments bought		13,278
Investment adviser and administrator fees		147,685
Shareholder service fees		52,237
Fund shares redeemed		317,551
Due to custodian		256,139
Accrued expenses	+	90,934
Total liabilities		877,824
Net Assets
Total assets		265,139,114
Total liabilities	–	877,824
Net assets		$264,261,290
Net Assets by Source
Capital received from investors		293,802,095
Total distributable loss		(29,540,805)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$264,261,290		40,071,677		$6.59

Schwab Global Real Estate Fund  |  Semiannual Report
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Schwab Global Real Estate Fund
Statement of Operations

For the period March 1, 2020 through August 31, 2020; unaudited
Investment Income
Dividends (net of foreign withholding tax of $258,787)		$5,825,605
Interest	+	425
Total investment income		5,826,030
Expenses
Investment adviser and administrator fees		978,494
Shareholder service fees		310,303
Professional fees		33,652
Portfolio accounting fees		30,945
Custodian fees		26,678
Shareholder reports		20,966
Registration fees		15,841
Independent trustees’ fees		7,577
Transfer agent fees		4,417
Other expenses	+	7,268
Total expenses		1,436,141
Expense reduction by CSIM and its affiliates	–	101,831
Net expenses	–	1,334,310
Net investment income		4,491,720
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(25,765,727)
Net realized losses on futures contracts		(114,071)
Net realized gains on foreign currency transactions	+	316
Net realized losses		(25,879,482)
Net change in unrealized appreciation (depreciation) on investments		(15,289,896)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	20,729
Net change in unrealized appreciation (depreciation)	+	(15,269,167)
Net realized and unrealized losses		(41,148,649)
Decrease in net assets resulting from operations		($36,656,929)

Schwab Global Real Estate Fund  |  Semiannual Report
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Schwab Global Real Estate Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/20-8/31/20		3/1/19-2/29/20
Net investment income		$4,491,720	$7,447,999
Net realized gains (losses)		(25,879,482)	23,562,288
Net change in unrealized appreciation (depreciation)	+	(15,269,167)	(15,014,045)
Increase (decrease) in net assets from operations		(36,656,929)	15,996,242
Distributions to Shareholders
Total distributions		($808,885)	($23,360,531)

Transactions in Fund Shares
		3/1/20-8/31/20		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,170,150	$36,831,764	4,975,396	$40,136,117
Shares reinvested		108,549	683,855	2,435,738	19,405,100
Shares redeemed	+	(6,627,307)	(40,039,017)	(5,420,481)	(43,678,875)
Net transactions in fund shares		(348,608)	($2,523,398)	1,990,653	$15,862,342
Shares Outstanding and Net Assets
		3/1/20-8/31/20		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,420,285	$304,250,502	38,429,632	$295,752,449
Total increase or decrease	+	(348,608)	(39,989,212)	1,990,653	8,498,053
End of period		40,071,677	$264,261,290	40,420,285	$304,250,502

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Schwab Global Real Estate Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Global Real Estate Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab High Yield Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab 1000 Index® Fund
Schwab Global Real Estate Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2020, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.

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Financial Notes, unaudited (continued)

3. Risk Factors (continued):
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance maybe adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because

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Financial Notes, unaudited (continued)

3. Risk Factors (continued):
the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Short Sales Risk. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of CSIM (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 1.05%.

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Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of August 31, 2020:
Schwab Target Funds:
Schwab Target 2010 Fund	0.3%
Schwab Target 2015 Fund	0.5%
Schwab Target 2020 Fund	3.8%
Schwab Target 2025 Fund	5.7%
Schwab Target 2030 Fund	11.6%
Schwab Target 2035 Fund	6.4%
Schwab Target 2040 Fund	14.8%
Schwab Target 2045 Fund	2.8%
Schwab Target 2050 Fund	3.1%
Schwab Target 2055 Fund	1.9%
Schwab Target 2060 Fund	0.4%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.2%
Schwab Monthly Income Fund — Enhanced Payout	1.6%
Schwab Monthly Income Fund — Maximum Payout	0.8%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), maturing on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was further amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.

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Financial Notes, unaudited (continued)

6. Borrowing from Banks (continued):
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2020, the month-end average notional amounts of futures contracts held by the fund was $1,906,793 and the month-end average number of contracts held was 14.

8. Purchases and Sales of Investment Securities:
For the period ended August 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$88,393,330	$84,759,714

9. Federal Income Taxes:
As of August 31, 2020, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$273,894,793
Gross unrealized appreciation	$26,102,920
Gross unrealized depreciation	(36,532,650)
Net unrealized appreciation (depreciation)	($10,429,730)
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2020, the fund had no capital loss carryforwards.
The tax-basis components of distributions and components of distributable earnings on a tax basis are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of August 31, 2020. The tax-basis components of distributions paid during the fiscal year ended February 29, 2020, were as follows:
Ordinary income	$22,053,016
Long-term capital gains	1,307,515
As of February 29, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 29, 2020, the fund did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not

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Financial Notes, unaudited (continued)

10. Independent Registered Public Accounting Firm (continued):
qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Global Real Estate Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered

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Schwab’s reputation as a full service brokerage firm and its overall financial condition including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Fund from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with

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investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Global Real Estate Fund  |  Semiannual Report

Notes

Schwab Global Real Estate Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR38869-13
00249645

Item 2:	Code of Ethics.

Not applicable to this semi-annual report.

Item 3:	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4:	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.

(a) (1)	Code of ethics – not applicable to this semi-annual report.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 19, 2020

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 19, 2020